UNITED STATES
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August Technology Corporation
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Filed by August Technology Corporation

Pursuant to Rule 14a-12 Under the Securities Exchange Act of 1934

Subject Company:  August Technology Corporation

SEC S-4 Registration Statement No. 333-127371

Commission File No. 000-30637

The following slides were presented to selected semiconductor industry participants at the 8th Annual Needham & Company, LLC Growth Conference in New York, NY on January 12, 2006.

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The New Rudolph

…Accelerating Growth and Profitability

[LOGO]	[LOGO]

Safe Harbor Statement

The following material contains forward-looking statements relating to at least the following matters: industry projections and the company’s long term operating model. Other forward-looking statements may be preceded by words such as “expects”, “anticipates”, and “intends”. These forward-looking statements are based on our current expectations and projections. However, they are subject to various risks and uncertainties that could cause actual results to differ materially from those projected in such statements, including the following: cyclicality of the semiconductor industry, customer concentration, introduction of new products by our competitors, and sole or limited sources of supply. Other risks and uncertainties are detailed in our respective Annual Reports on Form 10-K for the year ended December 31, 2004 filed with the Securities and Exchange Commission (SEC).

The New Rudolph Mission

Planned profitable growth

Be a clear leader in metrology and inspection with “best-of-breed” solutions in our chosen niches and be the overall #2 pure-play process control supplier be a desired stock investment

Transaction Timeline – A Long Road

[CHART]

Merger Rationale

SHAREHOLDERS		CUSTOMERS
Value for shareholders	[GRAPHIC]	Benefits for customers

LEADERSHIP
in a fragmented industry

Leadership in a fragmented industry

•                  #1 in metal metrology

•                  #1 in back-end macro defect inspection

•                  Address <15% of a $4bn market

•                  Complementary products, minimal overlap

•                  Able to lead industry consolidation

•                  Supporting industry choice

[GRAPHIC]

Benefits to CUSTOMERS

•                  Broader product Scope

•                  Increased Global Scale

•                  Resources for R&D

•                  ‘Staying power’ in a dynamic, cyclical and competitive market

•                  Experienced management team with bench strength

•                  Providing valued 1st or 2nd source

[GRAPHIC]

Value for SHAREHOLDERS

•                  #1  small cap pure-play in the space

•                  Small cap semi stocks outperformed large caps avg. of 18% for last 2 upturns

•                  RTEC outperformed large cap semis by 24% for last 2 upturns; SOX by 33% for last 2 upturns; large caps by 76%  & SOX by 105% in ’01-’03 downturn

•                  Accretive in first year / $5 mm cost synergies/ $5  mm in growth synergies

•                  Strong balance sheet; significant cash generation

[GRAPHIC]

Transaction Summary

Transaction Structure:	Cash and stock strategic merger with election feature subject to proration
• Minimum $37.2 million cash, and
• Maximum $60.0 million cash

$10.50 per share of Rudolph value based on June 27, 2005 closing price of $13.77

Aggregate purchase price approximately $193 million

Election:	Shareholders may select all cash or stock subject to proration

Exchange Ratio:	.7625 Rudolph shares per August share; Implied exchange ratio will vary depending on amount of cash received by shareholder through proration

Closing Conditions:	Shareholder approvals

Estimated Closing Date:	1st Quarter 2006

Timeline to Close – Creating the New Rudolph

•	1/5	Record date

•	1/11	Transaction goes into effect

•	~ 1/17	Proxy statement mailed

•	~ 2/15	RTEC/AUGT Shareholder Meetings

•	~ 2/16	Closing

Company Overviews

[LOGO]				[LOGO]

•	Thin film metrology and defect inspection systems		•	Automated defect detection and review systems
•	Year Founded: 1940		•	Year Founded: 1992
•	LTM Revenues*: $87.8M		•	LTM Revenues*: $76.0M
•	Headquarters: Flanders, NJ	[GRAPHIC]	•	Headquarters: Bloomington, MN
•	Key Product Families:		•	Key Product Families:
	• Copper (Metal) Film Metrology			• Macro Defect Inspection
	• Transparent Thin Film Metrology			• 2D & 3D Inspection
	• Macro Defect Inspection			• Defect Review
	• Yield Data Management Systems			• Data Management & Analysis
	• Integrated Metrology		•	Employees: 255
•	Employees: 313

*LTM as of September 30, 2005 without restatement.

The >$4 Billion Inspection/Metrology Market – Ripe for Consolidation

Cumulative Market Share		2004 Process Control Revenues
(%)

41	[LOGO]	(1) KLA-Tencor

69	[LOGO]	(2) Hitachi (3) AMAT (4) The New Rudolph

79	[LOGO]	(4) FEI (5) ADE (6) Therma-Wave (7) Rudolph (8) Leica

90	[LOGO]	(9) Veeco (10) Nikon (11) Accretech (12) Nanometrics (13) Accent Optical (14) SII Technologies (15) Nova Instruments (16) August Tech

100	[LOGO]	(17) JEOL Others

Source: Gartner Dataquest

The New Rudolph will be able to reduce the 20
      Percentage Point Cost Disadvantage…

[CHART]

Realizing Cost Savings

•                  Reduce unnecessary duplicative expenses

•                  Platform development (stages and automation)

•                  Technology development (software and process control systems)

•                  SG&A expenses

•                  Reduce operating costs and growth synergies

•                  Estimated $5 million cost synergies and $5 million in growth synergies in first year

•                  Create operating leverage

•                  Supply chain/purchasing leverage

August’s  Products

Macro Defect Inspection (Front End)

[GRAPHIC]

Wafer Bump/Probe Inspection (Back End)

[GRAPHIC]

Yield Data Management Systems

[GRAPHIC]

Rudolph’s Products

Opaque (Copper) Film Metrology	MetaPULSE

Transparent Film Metrology	S200/300

Macro Defect Detection	WaferView

Transparent Film Thickness	FOCUS

Integrated Metrology	i-MOD

Opaque Film Metrology

[GRAPHIC]

Transparent Film Metrology

[GRAPHIC]

Macro Defect Detection

[GRAPHIC]

Transparent Film Thickness

[GRAPHIC]

Strength Through Product Leadership

Yield
	Metrology		Macro Defect		Integrated	Data
	Transparent	Copper (Metal)	Front End	Back End	Metrology	Management

[LOGO]

[LOGO]

COMBINED

No Presence	Leadership

The New Rudolph Addressable Market (20k WSPM)

		Fab			Bump Fab	Test Floor

Etch FEOL	Thin Films FEOL/BEOL	CMP BEOL		Diffusion/ Implant	UBM [GRAPHIC]	Incoming QC (foundries)

[GRAPHIC]	[GRAPHIC]	[GRAPHIC]		[GRAPHIC]	Litho	[GRAPHIC]

[GRAPHIC]
		Litho	CMP			Post-Probe
		FEOL/BEOL	FEOL		Plating
[GRAPHIC]
		[GRAPHIC]	[GRAPHIC]	Outgoing	[GRAPHIC]
QC

Etch BEOL				[GRAPHIC]	Etch

[GRAPHIC]					[GRAPHIC]	Post-Saw

[GRAPHIC]
Reflow

[GRAPHIC]

Total Tools = 63 90 nm Cu Fab ≈$60MM	Transparent 19 sys 25%	Opaque 12sys 35%	Macro 3 ; 6%	Advanced Macro 25sys 28%	2D/3D Metrology 4Sys 5%

Addressable Market for The New Rudolph

Copper metrology and automated macro defect inspection

are two of the fastest growing market segments

#1 in metal metrology    #1 in back-end macro defect inspection

		Segment Share				Market Segment Size ($M)
Market Segment	Primary Players	2002	2003	2004	% Change 03-04	2003	2004	2005E	2006E	CAGR 03-06
Thin Film Metrology	KLA-Tencor	37%	30%	33%	3%

	Rudolph	15%	11%	14%	3%	$365	$477	$561	$548	15%

	Veeco	11%	18%	13%	-5%

Automated Macro Defect Inspection (Front End)	KLA-Tencor	95%	57%	45%	-12%	$33	$72	$72	$87	38%

	August	0%	25%	32%	7%

	Nikon	0%	1%	13%	12%

Total Addressable Market						$590	$891	$941	$976	18%

Source: Gartner Dataquest and Bear Sterns & Co.

Industry Growth Drivers

•                  Macro Defect Inspection

•                  Transition from manual to automated macro defect inspection in both the back end and the front end.

•                  Increased sensitivity to defects as feature sizes continue to shrink.

•                  Metrology

•                  Transition of memory (flash) to copper.

•                  Increased number of metallization layers

•                  Adoption of low and ultra low-k materials and advanced salicides

•                  Continued solid growth of the $450 million transparent metrology market

Merger Rationale

SHAREHOLDERS will benefit short and long term by owning RTEC stock.	[GRAPHIC]	CUSTOMERS want and will support The New Rudolph with their business.

INDUSTRY benefits from a strong #2 and a consolidator.

[GRAPHIC]

Thank you

and please remember to vote in favor of the merger on the February 15th

About August Technology

August Technology’s automated inspection and data analysis solutions provide critical product and process enhancing information, which enables microelectronic device manufacturers to drive down costs and time to market. With the first all-surface advanced macro inspection solution, August Technology has incorporated frontside, backside and wafer edge inspection in a single system. Following detection August Technology’s decision tools correlate the defect data across surfaces and provide the comprehensive information necessary for device manufacturers to make process-enhancing decisions. Headquartered in Bloomington, Minnesota, August Technology supports its customers with a worldwide sales and service organization. Additional information can be found on the company’s web site at www.augusttech.com.

About Rudolph Technologies, Inc.

Rudolph Technologies is a worldwide leader in the design, development, manufacture and support of high-performance process control metrology and defect inspection systems used by semiconductor device manufacturers. The Company’s products provide a full-fab solution through its families of proprietary systems, which are used throughout the device manufacturing process. Rudolph’s product development has successfully anticipated and addressed many emerging trends that are driving the semiconductor industry’s growth in order to enhance the competitiveness of its products in the marketplace. The Company’s success in creating complementary metrology and inspection applications through aggressive research and development is key to Rudolph’s strategy for continued technological and market leadership.

Forward Looking Statements

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. In some cases, you can identify those so-called “forward-looking statements” by words such as “may,” “will,” “would,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” or “continue,” or the negative of those words and other comparable words. Rudolph and August wish to take advantage of the “safe harbor” provided for by the Private Securities Litigation Reform Act of 1995 and you are cautioned that actual events or results may differ materially from the expectations expressed in such forward-looking statements as a result of various factors, including risks and uncertainties, many of which are beyond the control of Rudolph and August. Factors that could cause actual results to differ materially from the expectations expressed in such forward-looking statements include, but are not limited to: (1) cyclicality of the semiconductor industry; (2) customer concentration; (3) introduction of new products by Rudolph’s competitors; (4) sole or limited sources of supply; (5) the merger agreement and the transactions contemplated thereby may not be approved by the companies’ shareholders; (6) conditions to the closing of the transaction may not be satisfied; (7) the businesses of Rudolph and August may not be integrated successfully, which may result in the combined company not operating as effectively and efficiently as expected or such integration may be more difficult, time-consuming or costly than expected; (8) expected combination benefits from the merger may not be fully realized or realized within the expected time frame; (9) revenues following the merger may be lower than expected; (10) costs, customer loss and business disruption, including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers, may be greater than expected following the consummation of the merger, or the effects of purchase accounting may be different from the companies’ expectations; (11) the credit ratings of the combined company or its subsidiaries may be different from what the companies expect; (12) the businesses of the companies may suffer as a result of uncertainty surrounding the transaction; (13) the industry may be subject to future regulatory or legislative actions that could adversely affect the companies; (14) the impact of the slowdown in the overall economy; (15) uncertainty of the current global political environment; (16) the potential for terrorist attacks; (17) changes in customer demands for our existing and new products, the timing, cancellation or delay of customer orders and shipments; (18) the timing of revenue recognition of shipments; (19) changes in or an inability to execute our business strategy; (20) unanticipated manufacturing or supply problems and (21) changes in tax rules. Rudolph cannot guarantee future results, levels of activity, performance, or achievements. Additional factors that may affect the future results of Rudolph and August are set forth in their respective Form 10-K reports for the year ended December 31, 2004 and other filings with the Securities and Exchange Commission (“SEC”), which are available at http://www.sec.gov, the SEC’s website, and at the companies’ websites, which are http://www.rudolphtech.com and http://www.augusttech.com, respectively. These factors are updated from time to time through the filing of reports and registration statements with the SEC.

Additional Information and Where to Find It

In connection with the proposed business combination transaction between Rudolph Technologies, Inc. and August Technology Corporation, on August 10, 2005, Rudolph Technologies filed preliminary materials with the Securities and Exchange Commission, including a registration statement on Form S-4 that contains a preliminary joint proxy statement/prospectus. These materials are not yet final and will be amended. INVESTORS AND SECURITY HOLDERS OF RUDOLPH AND AUGUST TECHNOLOGY ARE URGED TO READ THE DEFINITIVE VERSION OF THE JOINT PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT RUDOLPH, AUGUST TECHNOLOGY AND THE BUSINESS COMBINATION TRANSACTION. The preliminary materials filed on August 10, 2005, the definitive version of these materials and other relevant materials (when they become available), and any other documents filed by Rudolph or August Technology with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by Rudolph or August Technology, without charge, by calling The Proxy Advisory Group of Strategic Surveillance, LLC at (866) 657-8728 or (212) 850-8150. Investors and security holders are urged to read the joint proxy statement/prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the business combination transaction.

Rudolph, August Technology and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from the shareholders of August Technology and the stockholders of Rudolph, as the case may be, in connection with the business combination transaction. Information about those executive officers and directors of Rudolph and their ownership of Rudolph’s common stock is set forth in the proxy statement for

Rudolph’s 2005 Annual Meeting of Stockholders, which was filed with the SEC on April 22, 2005. Information about the executive officers and directors of August Technology and their ownership of August Technology common stock is set forth in the proxy statement for August Technology’s 2005 Annual Meeting of Stockholders, which was filed with the SEC on April 29, 2005. Investors and security holders may obtain additional information regarding the direct and indirect interests of Rudolph, August Technology and their respective executive officers and directors in the business combination transaction by reading the joint proxy statement/prospectus regarding the business combination transaction when it becomes available.

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.